Exhibit 10.18

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

FIRST AMENDMENT TO

FIRST AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

Dated as of June 21, 2019

Between:

GUILD MORTGAGE COMPANY, as Seller

and

JPMORGAN CHASE BANK, N.A., as Buyer

This Amendment

The Parties hereby amend (for the first time) the First Amended and Restated Master Repurchase Agreement dated December 14. 2018 between them (the “A&R MRA”, and as amended hereby and supplemented, further amended or restated from time to time. the “MRA”) to modify the minimum Net Income financial covenant as follows.

All capitalized terms used in the A&R MRA and used, but not defined differently, in this amendment (this “Amendment”) have the same meanings here as there.

The sole Section of this Amendment is numbered to correspond with the number of the only Section in the A&R MRA amended hereby.

11.	Seller’s Covenants

Section 11(aa)(v) is amended to read as follows:

(v)     Net Income. Seller shall not permit its cumulative net income before taxes, excluding mark-to-market adjustments to Seller’s Servicing Rights recorded at fair value, for any [***] to be less than [***], and Seller shall not permit its net income before taxes. excluding such mark-to-market Servicing Rights value adjustments. for any [***] to be less than [***].

(The remainder of this page is intentionally blank; counterpart signature pages follow.)

As amended hereby, the A&R MRA remains in full force and effect, and the Parties hereby ratify and confirm it.

JPMORGAN CHASE BANK, N.A.

By:	/s/ Andre P. Tsoukias
Andre P. Tsoukias
Authorized Officer

GUILD MORTGAGE COMPANY

By:	/s/ Terry Schmidt
Terry Schmidt
Executive Vice President and Chief Financial Officer

Counterpart signature page to First Amendment to First Amended and Restated Master

Repurchase Agreement

CONFIRMATION OF GUARANTY

This Confirmation of Guaranty dated as of June 21, 2019 confirming the Guaranty dated December 14, 2018 made by GUILD MORTGAGE COMPANY, LLC (“Guarantor”) in favor of JPMORGAN CHASE BANK, N.A. (“JPMorgan”), the Buyer under the First Amended and Restated Master Repurchase Agreement dated December 14, 2018 (as amended, the “Repurchase Agreement”) by and between JPMorgan and Guild Mortgage Company (the “Seller”), recites and provides as follows:

RECITALS

Conditioned on Guarantor’s confirming its Guaranty, JPMorgan has agreed with the Seller to amend the Repurchase Agreement by the First Amendment to First Amended and Restated Master Repurchase Agreement dated on or about the date hereof (the “First Amendment to A&R MRA”) which Guarantor has reviewed and approved.

AGREEMENT

In consideration of the premises, and notwithstanding the changes to the Repurchase Agreement to be made by the First Amendment to A&R MRA. Guarantor hereby ratifies and confirms the Guaranty as remaining in full force and effect.

EXECUTED effective as of the date first above written.

GUILD MORTGAGE COMPANY, LLC

By:	/s/ Terry Schmidt
Terry Schmidt
Executive Vice President and Chief Financial Officer